OTHER PAYABLES AND ACCRUALS (Details) - USD ($) $ in Thousands		Jun. 30, 2024	Dec. 31, 2023
OTHER PAYABLES AND ACCRUALS [Abstract]
Deposits from hosting customers		$ 9,207	$ 8,114
Payables for surtaxes		8,047	9,952
Accrued operating expenses		6,629	9,732
Payable to the former owners in Norway Acquisition	[1]	6,094	0
Payables for staff-related costs		1,791	2,554
Restoration provision for leasehold land		1,364	1,363
Others		438	436
Total		$ 33,570	$ 32,151

[1]	Represent balance due to former owners in Norway Acquisition, which is a normal annual dividend authorized prior to the acquisition. It is thus accounted for as part of the liabilities assumed from the business combination described in Note 6(b), and listed in other payables.